Exhibit 32.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB of Citizens First Corporation (the "Company") for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Steve Marcum, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Steve Marcum
Steve Marcum
Chief Financial Officer

Date:	November 14, 2007